                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2001


                                BUSYBOX.COM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                               001-15853                             94-3233035
         --------                               ---------                             ----------
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NO.)             (I.R.S. EMPLOYER IDENTIFICATION NO.)
      INCORPORATION)

                                                                                                90272
                         15113 SUNSET BLVD., SUITE 1                                            -----
                        PACIFIC PALISADES, CALIFORNIA                                         (ZIP CODE)
                        -----------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 459-9015




                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         Busybox.com, inc. (the "Company") issued a press release on April 12, 2001, announcing that on April 4, 2001, a class action was filed in the Superior Court of the State of California, case number BC248048, against the Company, its officers and directors, BarronChase Securities, Inc., and Grant Thornton LLP. The action is brought on behalf of shareholders of the Company who acquired the Company's stock in its initial public offering, and alleges violations by the named defendants of California Corporations Code sections 25400-25403 and 25500-25504.2. The plaintiffs allege in the complaint that the Company disseminated a misleading prospectus and registration statement together with false financial statements and other false and misleading statements, and seek general and special damages, punitive damages, pre-judgment and post-judgment interest, court costs, attorneys fees and other costs of litigation.

ITEM 7.  FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

         (c) Exhibits

               Exhibit 99       Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BUSYBOX.COM, INC.


Date:  April 12, 2001
                                         By: /s/ JON M. BLOODWORTH
                                            -----------------------------------
                                             Jon M. Bloodworth
                                             Chief Executive Officer